                          EXHIBIT 24.1

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint John E. Heine and Ian S. Gillies and each of them as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the Sola Optical 401(k) Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 24, 1996



 /s/ Irving Shapiro                      /s/ Hamish Maxwell
- --------------------------------        -------------------------
Irving Shapiro                          Hamish Maxwell


 /s/ John E. Heine                       /s/ Ruben F. Mettler
- --------------------------------        -------------------------
John E. Heine                           Ruben F. Mettler


 /s/ Ian S. Gillies                      /s/ Lawrence Za Yu Moh
- --------------------------------        -------------------------
Ian S. Gillies                          Lawrence Za Yu Moh


                                         /s/ Jackson L. Schultz
- --------------------------------        -------------------------
Douglas D. Danforth                     Jackson L. Schultz

                        POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint John E. Heine and Ian S. Gillies and each of them as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places and steads, in any and all capacities, to sign the Registration Statement on Form S-8 to be filed in connection with the Sola Optical 401(k) Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  May 15, 1996



- --------------------------------        -------------------------
Irving Shapiro                          Hamish Maxwell


- --------------------------------        -------------------------
John E. Heine                           Ruben F. Mettler


- --------------------------------        -------------------------
Ian S. Gillies                          Lawrence Za Yu Moh


 /s/ Douglas D. Danforth
- --------------------------------        -------------------------
Douglas D. Danforth                     Jackson L. Schultz